UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 24, 2017

ECO-SHIFT POWER CORP.

(Exact name of registrant as specified in its charter)

DELAWARE	000-21134	04-2893483
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1090 Fountain Street North

Cambridge, Ontario N3H 4R7

(Address of Principal Executive Offices)

(519) 650-9506

Registrant’s telephone number, including area code

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ]   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ]   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ]   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 4.01 CHANGES IN REGISTRANT’S CERTIFYING ACCOUNTANT.

On December 13, 2016, our Board of Directors received formal notice that our independent auditors, SRCO Professional Corporation (“SRCO”), had made the decision to resign as our independent accountants effective December 13, 2016. On December 15, 2016, the Board of Directors voted unanimously to accept the resignation.

SRCO audited the consolidated financial statements of the Company for the year ended December 31, 2014. The report of SRCO on such financial statements, dated April 15, 2015, did not contain an adverse opinion or disclaimer of opinion and was not qualified as to uncertainty, audit scope or accounting principles, however, included an explanatory paragraph that raised substantial doubt about the Eco-Shift Power Corp.’s ability to continue as a going concern.

For the past fiscal year and subsequent interim periods though the date of resignation, there have been no disagreements with the former accountants on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreement, if not resolved to the satisfaction of SRCO., would have caused them to make reference thereto in their report on the consolidated financial statements.

During the most recent fiscal year and the interim period to the date of their resignation, there have been no reportable events, as that term is defined in Item 304(a)(1)(v) of Regulation S-B.

During the Company’s most recent fiscal year, and since then, SRCO has not advised the Company that any of the following exist or are applicable:

(1)	That the internal controls necessary for the Company to develop reliable consolidated financial statements do not exist, that information has come to their attention that has led them to no longer be able to rely on management’s representations, or that has made them unwilling to be associated with the consolidated financial statements prepared by management.

(2)	That the Company needs to expand significantly the scope of its audit, or that information has come to their attention that if further investigated may materially impact the fairness or reliability of a previously issued audit report or the underlying financial statements or any other financial presentation, or cause them to be unwilling to rely on management’s representations or be associated with the Company’s consolidated financial statements for the foregoing reasons or any other reason, or

(3)	That they have advised the Company that information has come to their attention that they have concluded materially impacts the fairness or reliability of either a previously issued audit report or the underlying financial statements for the foregoing reasons or any other reason.

We have provided SRCO a copy of the disclosure made in response to this Item 4.01 and have requested that SRCO provide a letter addressed to the Securities & Exchange Commission confirming their agreement with the disclosure contained herein. Pursuant to our request, SRCO has provided the letter attached hereto as Exhibit 16.1.

ITEM 9.01 Exhibit.

Exhibit 16.1	Letter to SEC from SRCO Professional Corporation dated January 23, 2017.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Company Name: ECO-SHIFT POWER CORP.

Date: January 24, 2017	By:	/s/ Alistair Haughton
	Name:	Alistair Haughton
	Title:	Chief Executive Officer (Principal Executive Officer)